EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 25, 1996, included in Research, Incorporated's Form 10-K for the year ended September 30, 1996 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

                                          /s/ Arthur Andersen LLP

Minneapolis, Minnesota
November 5, 1997